BCB Bancorp, Inc. Declares Special Dividend of 30 Cents Per Share

BAYONNE, N.J.--(BUSINESS WIRE)--Aug. 14, 2006--Mark D. Hogan, Chairman of the Board of BCB Bancorp, Inc., parent company of Bayonne Community Bank, announced today that the Company's Board of Directors has declared a special cash dividend of 30 cents per share. The dividend will be paid on September 20th, 2006 to shareholders of record on September 1st, 2006. This is the Company's first cash dividend since opening for business in November of 2000.

Donald Mindiak, President, stated, "The cash dividend is being paid to provide a return to stockholders, after considering the equity and profitability of the Company and the Bank. The payment of future dividends, if any, will be subject to the Board's periodic review of the financial condition, earnings and capital requirements of the Company and the Bank."

Bayonne Community Bank is a state chartered bank which conducts its business from three offices located in Bayonne, New Jersey. The Company's common stock is traded on the NASDAQ under the symbol of BCBP.

Please contact Donald Mindiak, President, or Thomas Coughlin, Chief Financial Officer, with any questions or concerns at 201-823-0700.

This discussion, and other written material, and statements management may make, may contain certain forward-looking statements regarding the Company's prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in the Bank's Annual Report on Form 10-K and in other documents filed by the Bank with the FDIC or the Securities and Exchange Commission from time to time. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identified by the use of the words "plan," "believe," "expect," "intend," "anticipate," "estimate," "project," "may," "will," "should," "could," "predicts," "forecasts," "potential," or "continue" or similar terms or the negative of these terms. The Company's ability to predict results or the actual effects of its plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in market interest rates, general economic conditions, legislation, and regulation; changes in monetary and fiscal policies of the United States Government, including policies of the United States Treasury and Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services, loan, deposit, and investment products in the Company's local markets; changes in
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accounting  principles and guidelines;  war or terrorist  activities;  and other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting the Company's operations, pricing and services.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this discussion. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.